EXHIBIT 10.18
FORM OF CONTINUING GUARANTY AGREEMENT
(Individual Guarantor)
     THIS CONTINUING GUARANTY AGREEMENT (this “Guaranty”) is made this 9th day of October, 2008, by                                                             , an individual who resides at                                          (“Guarantor”), in favor of PEOPLES STATE BANK OF COMMERCE, a bank organized under the laws of the State of Tennessee with a mailing address at 7122 Nolensville Road, Nolensville, Tennessee 37135 (together with its successors and assigns, “Lender”).
Recitals:
     Lender and HOME FEDERAL HOLDINGS CORPORATION, a Georgia corporation (“Borrower”), have entered into a certain Loan Agreement dated October 9, 2008 (as at any time amended, modified or restated, the “Loan Agreement”). Pursuant to the Loan Agreement, Lender has agreed, subject to all the terms and conditions thereof, to make loans and other extensions of credit to Borrower.
     A condition to Lender’s obligation to make loans or other extensions of credit to Borrower is Guarantor’s execution and delivery to Lender of this Guaranty.
     To induce Lender to make loans or otherwise extend credit or other financial accommodations from time to time to Borrower, Guarantor is willing to execute this Guaranty.
Agreement:
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, Guarantor hereby agrees as follows:
     1. Definitions; Rules of Construction. Capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement. As used herein, the words “herein,” “hereof,” “hereunder,” and “hereon” shall have reference to this Guaranty taken as a whole and not to any particular provision hereof; and the word “including” shall mean “including, without limitation.” The phrase “payment in full of the Guaranteed Obligations” shall mean full and final payment of the Guaranteed Obligations and the termination of all financing commitments under the Loan Agreement.
     2. Guaranty. (a) Guarantor hereby unconditionally and absolutely guarantees to Lender the due and punctual payment, performance and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of (i) all of the Obligations, (ii) all terms, conditions, agreements, representations and warranties at any time made by Borrower to Lender, including those set forth in the Loan Agreement, and (iii) all other debts, obligations and liabilities of Borrower to Lender, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, now existing or hereafter incurred, created or arising, howsoever evidenced, whether created directly to or acquired by assignment or otherwise by Lender, and whether Borrower may be liable individually or jointly with others, and regardless of whether recovery upon any of such other debts, obligations or liabilities becomes barred by any statute of limitations, is void or voidable under any law relating to fraudulent obligations or otherwise or is or becomes invalid or unenforceable for any other reason (the Obligations and all such other debts, liabilities and obligations being jointly referred to as the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the term “Guaranteed Obligations” as used herein shall include all debts, liabilities and obligations incurred by Borrower to Lender in any bankruptcy case of Borrower and any interest, fees or other charges accrued in any such bankruptcy, whether or not any such interest, fees or other charges are recoverable from Borrower or Borrower’s estate under 11 U.S.C. §506.
          (b) Lender shall be under no obligation to marshal any assets in favor of Guarantor or in payment of any of the Guaranteed Obligations. If and to the extent Lender receives any payment on account of any of the Guaranteed Obligations (whether from Borrower, Guarantor or a third party obligor or from the sale or other disposition of any collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then the part of the Guaranteed Obligations intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. The provisions of this paragraph shall survive the termination of this Guaranty.
          (c) Lender shall have the right to seek recourse against Guarantor to the full extent provided for herein and against Borrower to the full extent provided for in any of the Loan Documents. No election to proceed in one form of action or proceeding, or against any Person, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against any other Person unless Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender against Borrower under the Loan Documents or any other instrument or agreement evidencing or securing Guaranteed Obligations shall serve to diminish the liability of Guarantor for the balance of the Guaranteed Obligations.
     3. Nature of Guaranty. This Guaranty is a primary, immediate and original obligation of Guarantor; is an absolute, unconditional, continuing and irrevocable guaranty of payment of the Guaranteed Obligations and not of collectibility only; is not contingent upon the exercise or enforcement by Lender of whatever rights or remedies Lender may have against Borrower or others, or the enforcement of any Lien or realization upon any Collateral or other security that Lender may at any time possess; and shall remain in full force and effect without regard to future changes in conditions, including change of law or any invalidity or unenforceability of any of the Guaranteed Obligations or agreements evidencing same. This Guaranty shall be in addition to any other present or future guaranty or other security for any of the Guaranteed Obligations, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security, and is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement.
     4. Payment of Guaranteed Obligations. (a) If Guarantor should die or become incompetent, or if a petition for an order for relief with respect to Guarantor should be filed by or against Guarantor under any chapter of the Bankruptcy Code, or if a receiver, trustee or conservator should be appointed for Guarantor or any of Guarantor’s property, or if an Event of Default shall occur and be continuing, then, in any such event and whether or not any of the Guaranteed Obligations is then due and payable or the maturity thereof has been accelerated or demand for payment thereof has been made, Lender may, without notice to Guarantor, make the Guaranteed Obligations immediately due and payable hereunder as to Guarantor, and Lender shall be entitled to enforce the obligations of Guarantor hereunder as if the Guaranteed Obligations were then due and payable in full. If any of the Guaranteed Obligations are collected by or through an attorney at law, Guarantor shall pay to Lender reasonable attorneys’ fees and court costs.
          (b) Guarantor’s payment of the Guaranteed Obligations shall be without setoff or other deductions, irrespective of any counterclaim, defense or other claim that Guarantor may have or assert at any time. If for any reason Borrower has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations become unrecoverable from Borrower by reason of Borrower’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor had at all times been the principal obligor on all such Guaranteed Obligations. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of debt or for any other reason, all such amounts otherwise subject to acceleration under the terms of any Loan Documents or other instrument or agreement evidencing or securing the payment of the Guaranteed Obligations shall be immediately due and payable by Guarantor.
          (c) The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding against or involving Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Lender rendered to Borrower, to the extent no written objection thereto is made within 30 days from the date of sending thereof to Borrower, shall be deemed conclusively correct and shall constitute an account stated between Lender and Borrower and shall be binding on Guarantor.
     5. Specific Waivers of Guarantor. To the fullest extent permitted by applicable law, Guarantor waives notice of Lender’s acceptance hereof and reliance hereon; notice of the extension of credit from time to time by Lender to Borrower and the creation, existence or acquisition of any Guaranteed Obligations; notice of the amount of Guaranteed Obligations of Borrower to Lender from time to time (subject, however, to Guarantor’s right to make inquiry of Lender to ascertain the amount of Guaranteed Obligations at any reasonable time); notice of any adverse change in Borrower’s financial condition or of any other fact which might increase Guarantor’s risk; notice of presentment for payment, demand, protest and notice thereof as to any instrument; notice of default or acceleration; all other notices and demands to which Guarantor might otherwise be entitled; any right Guarantor may have, by statute (including Section 10-7-24 of the Official Code of Georgia Annotated) or otherwise, to require Lender to institute suit against Borrower after notice or demand from Guarantor or to seek recourse first against Borrower, or to realize upon any security for the Guaranteed Obligations, as a condition to enforcing Guarantor’s liability and obligations hereunder; any defense that Borrower may at any time have or assert based upon the statute of limitations, the statute of frauds, failure of consideration, fraud, bankruptcy, lack of legal capacity, usury, or accord and satisfaction; any defense that other indemnity, guaranty, or security was to be obtained; any defense or claim that any Person purporting to bind Borrower to the payment of any of the Guaranteed Obligations did not have actual or apparent authority to do so; any defense or claim that any other act or omission by Lender had the effect of increasing Guarantor’s risk of payment; and any other legal or equitable defense to payment hereunder. Guarantor also waives any right that Guarantor may have to claim or recover in any litigation arising out of this Guaranty or any of the other Loan Documents, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.
     6. Guarantor’s Consents and Acknowledgments. (a) Guarantor consents and agrees that, without notice to or by Guarantor and without reducing, releasing, diminishing, impairing or otherwise affecting the liability or obligations of Guarantor hereunder, Lender may (with or without consideration) compromise or settle any of the Guaranteed Obligations; accelerate the time for payment of any of the Guaranteed Obligations; extend the period of duration or the time for the payment, discharge or performance of any of the Guaranteed Obligations; increase the amount of the Guaranteed Obligations; refuse to enforce, or release all or any Persons liable for the payment of, any of the Guaranteed Obligations; increase, decrease or otherwise alter the rate of interest payable with respect to the principal amount of any of the Guaranteed Obligations or grant other indulgences to Borrower in respect thereof;

amend, modify, terminate, release, or waive any Loan Documents or any other documents or agreements evidencing, securing or otherwise relating to the Guaranteed Obligations (other than this Guaranty); release, surrender, exchange, modify or impair, or consent to the sale, transfer or other disposition of, any property at any time securing (directly or indirectly) any of the Guaranteed Obligations or on which Lender may at any time have a Lien; fail or refuse to perfect (or to continue the perfection of) any Lien granted or conveyed to Lender with respect to any property of Borrower securing any of the Guaranteed Obligations, or to preserve rights to any property of Borrower securing any of the Guaranteed Obligations, or to exercise care with respect to any property of Borrower in Lender’s possession; refuse to enforce or forbear from enforcing its rights or remedies with respect to any property of Borrower securing any of the Guaranteed Obligations or any Person liable for any of the Guaranteed Obligations or make any compromise or settlement or agreement therefor in respect of any such property or with any party to the Guaranteed Obligations; or release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations, whether parties to this Guaranty or not.
          (b) Guarantor is fully aware of the financial condition of Borrower and delivers this Guaranty based solely upon Guarantor’s own independent investigation and in no part upon any representation or statement of Lender with respect thereto. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Borrower’s financial condition as Guarantor may deem material to Guarantor’s obligations hereunder and Guarantor is not relying upon, nor expecting Lender to furnish Guarantor any information in Lender’s possession concerning, Borrower’s financial condition. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any information to Guarantor regarding Borrower, any of the Collateral or any transaction or occurrence in respect of any of the Loan Documents, Lender shall be under no obligation to update any such information or to provide any such information to Guarantor or any subsequent occasion. Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of “Guaranty,” which risks include, without limitation, the possibility that Borrower will contract additional Guaranteed Obligations for which Guarantor may be liable hereunder after Borrower’s financial condition or ability to pay its lawful debts when they fall due has deteriorated.
     7. Continuing Nature of Guaranty. (a) This Guaranty shall continue in full force and effect until payment in full of the Guaranteed Obligations. Guarantor acknowledges that there may be future advances by Lender to Borrower (although Lender may be under no obligation to make such advances) and that the number and amount of the Guaranteed Obligations are unlimited and may fluctuate from time to time hereafter, and this Guaranty shall remain in force at all times hereafter, whether there are any Guaranteed Obligations outstanding from time to time or not. This Guaranty shall be unaffected by the death or incompetence of Guarantor and shall not be limited to the amount of Guaranteed Obligations outstanding at the time of the death or incompetence of Guarantor.
          (b) To the fullest extent permitted by applicable law, Guarantor waives any right that Guarantor may have to terminate or revoke this Guaranty. If, notwithstanding the foregoing waiver, Guarantor shall nevertheless have any right under applicable law to terminate or revoke this Guaranty, which right cannot be waived by Guarantor, such termination or revocation shall not be effective until a written notice of such termination or revocation, specifically referring to this Guaranty and signed by Guarantor, is actually received by an officer of Lender who is familiar with Borrower’s account with Lender and this Guaranty; but any such termination or revocation shall not affect the obligation of Guarantor or Guarantor’s legal representatives, heirs, executors, administrators or assigns with respect to any of the Guaranteed Obligations owing to Lender and existing at the time of the receipt by Lender of such revocation or to arise out of or in connection with any transactions theretofore entered into by Lender with or for the account of Borrower. If Lender grants loans or other extensions of credit to or for the benefit of Borrower or takes other action after the termination or revocation by Guarantor but prior to

Lender’s receipt of such written notice of termination or revocation, then the rights of Lender hereunder with respect thereto shall be the same as if such termination or revocation had not occurred.
     8. Lender’s Lien and Offset Rights. In addition to all Liens upon and rights of setoff that Lender may have against Guarantor or any property of Guarantor under any other agreement with Guarantor or pursuant to applicable law, Lender shall have, with respect to Guarantor’s obligations under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and Guarantor hereby grants Lender a security interest in, all of Guarantor’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with Lender or any direct or indirect subsidiary or affiliate of Lender, whether held in a general or special account or deposit, whether held jointly with another Person, and whether held for safekeeping or otherwise (excluding, however, all IRA, Keogh and trust accounts).
     9. Subordination; Postponement of Subrogation Rights. (a) Any and all present and future debts and obligations of Borrower to Guarantor are hereby waived and postponed in favor of and subordinated to the payment in full of the Guaranteed Obligations. If any payment shall be made to Guarantor on account of any indebtedness owing by Borrower to Guarantor during any time that any Guaranteed Obligations are outstanding, Guarantor shall hold such payment in trust for the benefit of Lender and shall make such payments to Lender to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the discretion of Lender. The provisions of this Guaranty shall be supplemental to and not in derogation of any rights and remedies of Lender or any affiliate of Lender under any separate subordination agreement that Lender or such affiliate may at any time or from time to time enter into with Guarantor.
          (b) Until the payment in full of the Guaranteed Obligations , Guarantor shall have no claim, right or remedy (whether or not arising in equity, by contract or applicable law) against Borrower or any other Person by reason of Guarantor’s payment or other performance hereunder. Without limiting the generality of the foregoing, Guarantor hereby subordinates to the payment in full of the Guaranteed Obligations any and all legal or equitable rights or claims that Guarantor may have to reimbursement, subrogation, indemnity and exoneration and agrees that until the payment in full of the Guaranteed Obligations, Guarantor shall have no recourse to any assets or property of Borrower (including any Collateral) and no right of recourse against or contribution from any other Person in any way directly or contingently liable for any of the Guaranteed Obligations, whether any of such rights arise under contract, in equity or under applicable law.
     10. Other Guaranties. If on the date of Guarantor’s execution of this Guaranty or at any time thereafter Lender receives any other guaranty from Guarantor or from any other Person of any of the Guaranteed Obligations, the execution and delivery to Lender and Lender’s acceptance of any such additional guaranty shall not be deemed in lieu of or to supersede, terminate or diminish this Guaranty, but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided in such additional or supplementary guaranty; and if, prior to the date hereof, Guarantor or any other Person has given to Lender a previous guaranty or guaranties, this Guaranty shall be construed to be an additional or supplementary guaranty and not to be in lieu thereof or to supersede, terminate or diminish such previous guaranty or guaranties.
     11. Application of Payments. Unless otherwise required by law or a specific agreement to the contrary, all payments received by Lender from Borrower, Guarantor or any other Person with respect to the Guaranteed Obligations or from proceeds of any property securing any of the Guaranteed Obligations may be applied (or reversed and reapplied) by Lender to the Guaranteed Obligations in such manner and order as Lender desires, in its sole discretion, without affecting in any manner Guarantor’s liability hereunder.

     12. Limitation on Guaranty. To the extent any performance of this Guaranty would violate any applicable usury statute or other applicable law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligations shall be fulfilled to the limit of legal validity. Nothing in this Guaranty shall be construed to authorize Lender to collect from Guarantor any interest that has not yet accrued, is unearned or subject to rebate or is otherwise not entitled to be collected by Lender under applicable law. The provisions of this paragraph shall control every other provision of this Guaranty.
     13. Financial Information; Credit Reports. Guarantor warrants that the financial statement previously provided by Guarantor to Lender truly and accurately depicts Guarantor’s financial condition; Guarantor is meeting Guarantor’s current liabilities as they mature; there are not now pending against Guarantor any material court or administrative proceedings nor has there been filed (or threatened to be filed) against Guarantor any undischarged judgments or federal or state tax liens; and Guarantor is not in default or claimed default under any agreement to which he is a party for borrowed money. Guarantor shall provide to Lender such information regarding Guarantor’s assets, liabilities and financial condition generally as Lender may from time to time request, including copies of Guarantor’s tax returns and financial statements signed by Guarantor. Guarantor shall promptly notify Lender in writing if any of the foregoing warranties cease to be correct and accurate after the date hereof. If Lender elects to assign or sell participations in any of the Guaranteed Obligations or the Loan Documents, including this Guaranty, Guarantor shall provide to Lender such information regarding Guarantor’s assets, liabilities and financial condition generally as Lender may from time to time request, including copies of Guarantor’s tax returns and financial statements signed by Guarantor. Lender may forward to each assignee or participant and each prospective assignee or participant all documents and information relating to this Guaranty or to Guarantor, whether furnished by Borrower, or Guarantor or any other Person. Guarantor agrees that Lender may obtain Guarantor’s personal credit profile from one or more national credit bureaus, with such authorization to extend to obtaining a credit profile in considering this Guaranty and subsequently for the purposes of update, renewal or extension of any credit or the provision of additional credit.
     14. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and shall be effective upon receipt by the noticed party. Acceptable methods for giving notices hereunder shall include first-class U.S. mail, facsimile transmission and commercial courier service. Regardless of the manner in which notice is provided, notices may be sent to the addresses for Lender and Guarantor as set forth above or to such other address as either party may give to the other for such purpose in accordance with this Section.
     15. Governing Law; Venue. This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the internal laws of the State of Georgia. All actions, suits or proceedings arising directly or indirectly hereunder may, at the option of Lender, be litigated in courts having suits within the State of Georgia, and Guarantor hereby expressly consents to the jurisdiction of any state or federal court located within said state and agrees that any service of process in such action or proceedings may be made by personal service upon Guarantor wherever Guarantor may be then located, or by certified or registered mail directed to Guarantor at Guarantor’s last known address; provided, however, that the foregoing shall not prevent Lender from bringing any action, enforcing any Lien or judgment or exercising any rights or remedies against Guarantor, any property of Borrower securing any of the Guaranteed Obligations, or any property of Guarantor, within any other county, state or other foreign or domestic jurisdiction. Guarantor waives any objection to venue and any objection based on a more convenient form in any action instituted under this Guaranty.

     16. Successors and Assigns. All the rights, benefits and privileges of Lender under this Guaranty shall vest in and be enforceable by Lender and its successors and assigns. Lender may, without notice to Guarantor, assign this Guaranty, in whole or in part. This Guaranty shall be binding upon Guarantor and Guarantor’s legal representatives, heirs, executors, administrators and assigns.
     17. Miscellaneous. This Guaranty expresses the entire understanding of the parties with respect to the subject matter hereof; may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of Lender; is intended to take effect as a sealed instrument under the laws of the State of Georgia; and may be executed in multiple counterparts, all of which taken together shall constitute one and the same Guaranty and the signature page of any counterpart may be removed therefrom and attached to any other counterpart. If any part of this Guaranty is determined to be invalid, the remaining provisions of this Guaranty shall be unaffected and shall remain in full force and effect. No delay or omission on Lender’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Lender’s action or inaction impair any such right or power, and all of Lender’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies that Lender may have under other agreements, at law or in equity. Time is of the essence of this Guaranty and of each provision hereof. The section headings in this Guaranty are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of this Guaranty.
     18. Jury Trial Waiver. Guarantor and Lender each hereby waives the right to a jury trial in any action, suit, proceeding or counterclaim arising out of or related to this Guaranty.
     IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal on the day and year first written above.

(L.S.)
Witness Signature	Guarantor’s Signature

(Print Witness Name)	(Print Guarantor’s Name)
Social Security No.

STATE OF GEORGIA	)
)
COUNTY OF HALL	)
     On this ___day of                     , 2008, before me, the undersigned notary public, personally appeared                                         , proved to me through personal knowledge or satisfactory evidence of identification, to be the person to whose name is signed on the foregoing documents in my presence.

Notary Public

My commission expires:

[NOTARIAL SEAL]